OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND
                      Supplement dated June 3, 1999 to the
                       Prospectus dated December 29, 1998

The Prospectus is changed as follows:

1. The first paragraph under the heading "What does the Fund Invest In?" on page 3 is deleted and replaced with the following:

      The Fund invests mainly in common stock of companies that are domiciled outside the United States or have their primary operations outside the U.S., and have market capitalizations of $1.8 billion or less. These are described as "small-cap companies." The Fund can also buy preferred stocks, convertible securities and other securities having equity features. The Fund focuses on equity securities of companies that the portfolio manager believes have favorable growth prospects. The Fund can also use hedging instruments and certain derivative investments to try to manage investment risks. These investments are more fully explained in "About the Fund's Investments," below.

2. The first bullet point under "How Does the Manager Decide What Securities to Buy or Sell?" on page 3 is deleted and replaced with the following:

      |_| Companies with small capitalizations, that is, $1.8 billion or less.

3. The first sentence under "Special Risks of Small-Cap Stocks" on page 4 is deleted and replaced with the following: "The Fund focuses its investments on securities of companies having a market capitalization of $1.8 billion or less, which can include both established and newer companies."

4. The four bullet points under "The Fund's Principal Investment Policies" on page 8 are deleted and replaced with the following:

|_| The Fund will invest at least 65% of its total assets in common stocks and other equity securities of companies having a small market capitalization that are in developed or emerging markets located outside the United States.

|_| The Fund currently considers an issuer having a market capitalization of up to $1.8 billion to be a "small cap issuer." The Fund measures that capitalization at the time the Fund buys the security, and it is not required to sell the security if the issuer's capitalization grows above $1.8 billion. Over time, the Fund may change the range of assets it uses to define "small cap" issuers, as market conditions change.

|_|       The Fund will invest at least 65% of its total assets in foreign securities.


June 3, 1999                                             PS0815.003